Net loss per share	12 Months Ended
Dec. 31, 2021
Net loss per share
Net loss per share

13.Net loss per share

	Year ended December 31,
	2021	2020	2019
Numerator for basic and diluted net loss per share:
Net loss for the year	$(19,678,749)	$(11,145,306)	$(4,524,198)
Denominator for basic net loss per share:
Weighted average number of common shares outstanding	26,448,594	18,080,533	9,752,131
Effect of potential dilutive securities	—	—	—
Adjusted denominator for diluted net loss per share	26,448,594	18,080,533	9,752,131
Basic net loss per share	$(0.74)	$(0.62)	$(0.46)
Diluted net loss per share	$(0.74)	$(0.62)	$(0.46)

For the year ended December 31, 2021, 4,376,683 of potentially dilutive common shares (2020 – 2,308,478 and 2019 - 7,017,894) issuable upon the exercise of the conversion option related to convertible debt, warrants, deferred share units, and options were not included in the computation of loss per share because their effect was anti-dilutive.